SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (date of earliest event reported):  May 23, 1997


                            HVIDE MARINE INCORPORATED
             (Exact name of registrant as specified in its charter)


    FLORIDA                         0-28732                       65-0524593
   (State of                   (Commission File No.)            (IRS Employer
 Incorporation)                                            Identification No.)



                        2200 ELLER DRIVE, P.O. BOX 13038
                         FORT LAUDERDALE, FLORIDA 33316
           (Address of principal executive offices, including zip code)


                                 (954) 523-2200
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         As reported on Form 8-K dated May 23, 1997, filed June 9, 1997, the Company acquired 35 oilfield service vessels from Gulf Marine Maintenance and Offshore Service Company of Dubai, United Arab Emirates on May 23, 1997. The vessels, which will be operated by the Company in the Arabian Gulf, consist of nine anchor-handling tug supply vessels, nine anchor-handling tugs, seven crew boats, four offshore supply vessels, three large specialized construction and maintenance vessels, two utility vessels, and one accommodation jack-up rig.

         The purchase price of the vessels was $58.7 million, consisting of $49.0 million of cash, a note in the amount of $6.0 million, and Company Class A Common Stock valued at $3.7 million. The sources of the cash portion of the purchase price was the Company's available cash and cash drawn under its Credit Facility with Citibank, N.A.


         This Form 8-K/A includes the financial statements and pro forma financial information required by Items 7(a) and 7(b) to Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(A)       Pro Forma Financial Information

          Pro Forma Condensed Consolidated Balance Sheet (March 31, 1997) Pro Forma Condensed Consolidated Statement of Operations (March 31, 1997) Pro Forma Condensed Consolidated Statement of Operation (December 31,
          1996)

(B)       Financial Statements of Business Acquired

          Statement of Net Assets to be Acquired (March 31, 1997)
          Statements of Revenues, Direct Expenses and Departmental Overheads
             Before Corporate Expenses and Interest for the Three Months Ended March 31, 1997
          Statements of Net Assets to be Acquired (December 31, 1996
               and 1995)
          Statements of Revenues, Direct Expenses and Departmental
          Overheads Before Corporate Expenses and Interest for the Years Ended
               December 31, 1996 and 1995


(C)       Exhibits

          Exhibit 23.1 -- Consent of Deloitte & Touche

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997
                                   (UNAUDITED)

                                                                            PRO FORMA            COMPANY
                                                         COMPANY         ADJUSTMENT FOR         PRO FORMA
                                                           AS          THE ACQUISITION FOR      CONDENSED
                                                        REPORTED            GMMOS(1)          CONSOLIDATED
                                                                       (DOLLARS IN THOUSANDS)
ASSETS
Cash and cash equivalents.........................    $    54,206     $           (11,100)    $       43,106
Accounts receivable, net..........................         18,890                                     18,890
Spare parts and supplies..........................          6,931                     905              7,836
Prepaid expenses and other........................          5,481                      98              5,579
                                                      -----------     -------------------     --------------
   Total Current Assets...........................         85,508                 (10,097)            75,411

Property, net.....................................        230,666                  59,187            289,853
Goodwill, net.....................................          8,486                                      8,486
Deferred costs, net...............................          2,930                      60              2,990
Investment in affiliates..........................          1,297                                      1,297
Other.............................................          3,822                                      3,822
                                                      -----------     -------------------     --------------
   Total Assets...................................    $   332,709     $            49,150     $      381,859
                                                      ===========     ===================     ==============

LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current maturities of debt........................    $    14,267     $             2,000     $       16,267
Current obligation under capital lease............          1,472                                      1,472
Accounts payable..................................          3,897                                      3,897
Other.............................................         14,149                   1,000             15,149
                                                      -----------     -------------------     --------------
   Total Current Liabilities......................         33,785                   3,000             36,785

Long-term debt....................................         82,857                  42,500            125,357
Obligations under capital lease...................          7,113                                      7,113
Deferred income taxes.............................          7,968                                      7,968
Other liabilities.................................          2,482                                      2,482
                                                      -----------     -------------------     --------------
   Total Liabilities..............................        134,205                  45,500            179,705

Minority partners' equity.........................            910                                        910

Common stock, paid-in capital retained
   earnings and treasury stock....................        197,594                   3,650            201,244
                                                      -----------     -------------------     --------------
Total stockholders' equity........................        197,594                   3,650            201,244

Total stockholders' and minority partners'
   equity.........................................        198,504                   3,650            202,154
                                                      -----------     -------------------     --------------
Total liabilities and equity......................    $   332,709     $            49,150     $      381,859
                                                      ===========     ===================     ==============

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                 (UNAUDITED)

                                                                                              COMPANY
                                                                                             PRO FORMA
                                          COMPANY AS       GMMOS          PRO FORMA          CONDENSED
                                           REPORTED          (A)         ADJUSTMENTS        CONSOLIDATED
                                                               (DOLLARS IN THOUSANDS)
Revenues............................    $      39,652   $     7,035    $                    $      46,687
Operating expenses..................           21,131         3,083                                24,214
Overhead expenses...................            5,105           296                                 5,401
Depreciation and amortization.......            3,679         2,288            (1,534) (2)          4,433
                                        -------------   -----------    --------------       -------------

Income from operations..............            9,737         1,368             1,534              12,639
Net interest........................            2,139                             830  (3)          2,969
Other expense:
   Minority interest and equity in
    subsidiaries....................              (69)                                                (69)
   Other............................             (186)                                               (186)
                                        -------------   -----------    --------------       -------------
   Total other expenses.............             (255)                                               (255)
                                        -------------   -----------    --------------       -------------

Income before provision for income
   taxes and extraordinary item.....            7,343         1,368               704               9,415
Provision for income taxes..........            2,717                             767  (4)          3,484
                                        -------------   -----------    --------------       -------------
Net income (loss) before non-
   recurring items directly
   attributable to the transaction..    $       4,626   $     1,368    $          (63)      $       5,931
                                        =============   ===========    ==============       =============

Earnings per common and
   common equivalent share --
   primary and assuming
   full dilution....................    $        0.33                                       $        0.42
                                        =============                                       =============

Weighted average number of
   common shares and common
   share equivalents outstanding....       13,835,722                                          13,977,482
                                        =============                                       =============

(a) Amounts represent the results of operations for the three month period ended March 31, 1997 for Gulf Marine Maintenance and Offshore Company (GMMOS).

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1) The Company expects the purchase price of $60.25 million, including transaction and other costs of approximately $1.55 million, of the GMMOS acquisition to be allocated to acquired assets and liabilities as follows:

Prepaid expenses and other (a)..............................   $           98
Property, net...............................................           59,187
Spare parts and supplies....................................              905
Deferred costs (net) (a)....................................               60
                                                               --------------
                                                               $       60,250

Other current liabilities...................................   $        1,000
Long-term debt..............................................           38,500

Payment of cash.............................................           11,100
Issuance of debt:
   Current..................................................            2,000
   Long-term................................................            4,000
Issuance of common stock....................................            3,650
                                                               --------------
Investment in Acquisitions..................................           20,750
                                                               --------------
                                                               $       60,250

(a) Primarily represents an allocation of the purchase price to reflect deferred drydocking costs in accordance with the Company's policies.

(2)    Depreciation adjustment to reflect the Company's policies
        applied to the acquired cost of assets:...............   $     (1,534)
                                                                 ============

(3)    The adjustment to net interest is comprised of:

       Interest expense on note payable issued pursuant to
        GMMOS acquisition......................................   $        150
       Interest expense on additional borrowings pursuant to
        GMMOS acquisition......................................            680
                                                                  ------------
                                                                  $        830

(4)    To adjust pro forma income taxes to combined federal and
        state statutory rates..................................   $        767
                                                                  ============

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                                               COMPANY
                                                                                              PRO FORMA
                                          COMPANY AS      GMMOS          PRO FORMA             CONDENSED
                                           REPORTED          (A)         ADJUSTMENTS         CONSOLIDATED
                                                               (DOLLARS IN THOUSANDS)
Revenues..............................  $     109,356   $   21,733     $                    $     131,089
Operating expenses....................         63,777       10,767                                 74,544
Overhead expenses.....................         14,979        1,244                                 16,223
Depreciation and amortization.........          9,830        6,390             (3,376) (1)         12,844
                                        -------------   ----------     --------------       -------------

Income from operations................         20,770        3,332              3,376              27,478
Net interest..........................         11,631                           3,365  (2)         14,996
Other income (expense):
   Minority interest and equity in
    subsidiaries......................            894                                                 894
   Other..............................           (457)                                               (457)
                                        -------------   ----------     --------------       -------------
Total other income (expense)..........            437                                                 437
                                        -------------   ----------     --------------       -------------

Income before provision for
   income taxes and extraordinary
   item...............................          9,576        3,332                 11              12,919
Provision for income taxes............          3,543                           1,237  (3)          4,780
                                        -------------   ----------     --------------       -------------
Net income (loss) before
   non-recurring items directly
   attributable to the transaction....  $       6,033   $    3,332     $       (1,226)      $       8,139
                                        =============   ==========     ==============       =============

Earnings per common share.............  $        1.04                                       $        1.37
                                        =============                                       =============

Weighted average number of
   common and common share
   equivalents outstanding............      5,818,076                                           5,959,836
                                        =============                                       =============

Earnings per common share
   assuming full dilution.............  $        0.99                                       $        1.28
                                        =============                                       =============

Weighted average number of
   common and common share
   equivalents outstanding
   assuming full dilution.............      6,644,963                                           6,786,723
                                        =============                                       =============

(a) Amounts represent the results of operations for the year ended December 31, 1996 for Gulf Marine Maintenance and Offshore Company(GMMOS).

      NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1)  The adjustment to depreciation and amortization is comprised of:

     Depreciation adjustment to reflect the Company's policies applied to the acquired cost of the vessels:
       GMMOS....................................................   $    (3,376)
                                                                   ===========

(2)  The adjustment to net interest is comprised of:

     Interest expense on note payable issued
                pursuant to GMMOS acquisition...................   $       608
     Interest expense on additional borrowings
                  pursuant to GMMOS acquisition.................         2,757
                                                                   -----------
                                                                   $     3,365

(3)  To adjust pro forma income taxes to combined federal and state statutory
     rates......................................................   $     1,237
                                                                   ===========

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                          DUBAI -- UNITED ARAB EMIRATES

                     STATEMENT OF NET ASSETS TO BE ACQUIRED
                                 MARCH 31, 1997
                                   (UNAUDITED)
                    (EXPRESSED IN THOUSANDS OF U.S. DOLLARS)


                                                                                                     MARCH 31,
                                                                                          NOTE         1997
ASSETS

CURRENTS ASSETS:
   Inventories......................................................................                $      546
   Claim receivable.................................................................                        50
                                                                                                    ----------
       TOTAL CURRENT ASSETS.........................................................                       596
                                                                                                    ----------

PROPERTY, PLANT AND EQUIPMENT (Net).................................................        5       $   32,377
                                                                                                    ----------

TOTAL ASSETS........................................................................                $   32,973
                                                                                                    ==========

LIABILITIES

CURRENT LIABILITIES.................................................................                    None

NET ASSETS TO BE ACQUIRED...........................................................                $   32,973
                                                                                                    ==========















                        See notes to financial statements

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                          DUBAI -- UNITED ARAB EMIRATES

                   STATEMENTS OF REVENUES, DIRECT EXPENSES AND
              DEPARTMENTAL OVERHEADS BEFORE CORPORATE EXPENSES AND
          INTEREST FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1997
                                   (UNAUDITED)
                    (EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

                                                                                            THREE MONTHS
                                                                                           ENDED MARCH 31,
                                                                                         1996          1997
                                                                                      -----------   -------
Charter hire revenue................................................................  $     4,542   $    7,035
Operating expenses..................................................................       (2,060)      (3,083)
                                                                                      -----------   ----------
       Gross margin.................................................................        2,482        3,952

Expenses:
   Depreciation.....................................................................       (1,563)      (2,288)
   Marine Department overheads......................................................         (258)        (296)
                                                                                      -----------   ----------

Income before corporate expenses and interest.......................................  $       661   $    1,368
                                                                                      ===========   ==========


                        See notes to financial statements

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                          DUBAI -- UNITED ARAB EMIRATES

                          NOTES TO FINANCIAL STATEMENTS
                   THREE MONTHS ENDED MARCH 31, 1996 AND 1997
                                   (UNAUDITED)
                    (EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

1.       STATUS AND PRINCIPAL ACTIVITIES

         The Marine Division "or the Marine Business" is a division of Gulf Maintenance and Offshore Services Company, a company incorporated in Dubai, U.A.E., GMMOS, a wholly owned subsidiary of Wellington Capital Limited, a Company incorporated in the Cayman Islands.

         The main activities of Marine Division relate to Charter Hire of Marine Vessels for the oil industry.

2.       BASIS OF PRESENTATION

         Marine Division is not a stand-alone division or subsidiary of GMMOS and was not generally accounted for separately. As a result, the distinct and separate accounts necessary to present individual Marine Division income statements for the three months ended March 31, 1996 and 1997 have not been maintained.

         Marine Division does not maintain stand-alone corporate treasure, legal and other similar corporate support functions. Corporate general and administrative expenses have not been previously allocated to Marine Division. GMMOS systems and procedures do not provide sufficient information to develop a reasonable cost allocation of corporate general and administrative expenses and corporate debt and interest expenses. Marine Division departmental overheads include such costs as selling, secretarial and administrative expenses.

         With respect to cash flows, purchases of inventory along with payroll, capital and other expenditures are funded by Gulf Marine Maintenance and Offshore Services Company L.L.C. (GMMOS), Dubai. Charter Hire Revenue is billed and collected by GMMOS.

         Accordingly, Marine Division maintains only a minimal Petty Cash balance.

         As per GMMOS' books and records, the marine vessels are carried at revaluation. However, for the purpose of presenting these financial statements, as per GAAP, depreciation is calculated on cost on the straight line method based on their anticipated useful lives.

3.       FINANCIAL STATEMENT PRESENTATION

         Based upon the above information, the following financial information is presented:

         (a) Statement of net assets to be acquired. This statement includes only the net assets of Marine Division being purchased by Hvide Marine Incorporated.

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                          DUBAI -- UNITED ARAB EMIRATES

                  (b) Statement of revenues, direct expenses and departmental overheads before corporate expenses and interest (see note 8).

         Statement of Cash Flows is not presented as Marine Division has essentially no cash flow.

4.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      Inventories:

                  Inventories consist of materials and spares and are valued at the lower of FIFO cost or market.

         (b)      Property, Plant and Equipment:

                  Property, plant and equipment are carried at cost and depreciation is provided on the straight line method based on the anticipated useful lives as follows:

                                                                       YEARS

                  Marine vessels....................................   5 to 15
                  Equipment on board................................   2
                  Motor vehicles....................................   3
                  Furniture and office equipment....................   3
                  Plant, machinery, equipment and tools.............   1 to 3

         (c)      Revenue Recognition:

                  Charter hire revenue is recognized in the period the related service is rendered. Charges for charter hire is billable on a daily basis.

         (c)      Taxes:

                  In U.A.E. there are no enforced tax laws and hence no corporate taxes on Company's profit or personal taxes on employees' salaries is applicable.

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                          DUBAI -- UNITED ARAB EMIRATES


5.       PROPERTY, PLANT AND EQUIPMENT

                                                                    MARCH 31,
                                                                      1997
                                                                       US$
         COST:

         Marine vessels........................................       64,613
         Equipment on board....................................        3,117
         Motor vehicles........................................          153
         Furniture and office equipment........................           33
         Plant, machinery, equipment and tools.................           73
         Other assets (GMMOS Queen under modification).........          360
                                                                  ----------

                                                                      68,349

         ACCUMULATED DEPRECIATION..............................       35,972
                                                                  ----------

         NET BOOK VALUE........................................       32,377
                                                                  ==========

         The Division does not record capitalized interest on construction (modification) in process as interest expenses are not allocated by GMMOS to the Division.

6.       CURRENCY

         The Company's books are kept in U.A.E. Dirhams. For the purpose of producing the above financial statements U.A.E. Dirhams are converted to U.S. Dollars using an exchange rate of Dhs 3.67 the exchange rate in effect since the inception of the Division's operations.

7.       EMPLOYEES BENEFITS

         The only benefits of the employees, other than salary, is that which accrues under the UAE Labour Law. This law requires the payment of a number of days salary as end of service indemnity based on the length of service of each employee.

         As per the terms of agreement, all benefits to the employees at the date of sale will be paid by the seller. The buyer will not have any liability towards the employees before the acquisition.

8        CORPORATE ALLOCATION

         The Marine Division does not maintain stand-alone corporate, treasury and other similar corporate support functions. The Division records operating costs of the marine vessels and expenses related primarily to the Division, such as Marine Office salaries, utilities and supplies.

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                          DUBAI -- UNITED ARAB EMIRATES

         The Company's corporate function is not directly involved in the Marine Division operations and accordingly no attempt is made to allocate corporate costs to the Division.

9.       SALE OF MARINE DIVISION

         On May 14, 1997, Wellington Capital Limited entered into an agreement with Hvide Marine Inc. whereby Hvide Marine Inc. will buy certain assets of the Marine Division and the charter hire agreements without assuming any liabilities. In consideration for these net assets, Wellington Capital Limited will receive upon closing $52,000 in cash, seller note of $6,000 and 141,776 shares of Hvide Marine, Inc. common stock with a fair market value of $3,000.

10.      TRANSACTIONS WITH RELATED PARTIES

         There was no revenue generated from related parties. Expenses from related parties in terms of costs of renovation of marine vessels and other expenditure amounted to US$ 514 in 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


Independent Auditor's Report


Gulf Marine Maintenance and Offshore Services Company L.L.C.
Dubai
United Arab Emirates

We have audited the accompanying statements of net assets to be acquired of Marine Division of Gulf Marine Maintenance and Offshore Service Company L.L.C., Dubai as at December 31, 1996 and 1995 and the related statements of revenues, direct expenses and departmental overheads before corporate expenses and interest for the years then ended. These financial statements are the responsibility of the management of Gulf Marine Maintenance and Offshore Services Company L.L.C. Dubai, (GMMOS). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with Generally Accepted Auditing Standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets to be acquired of the Marine Division as of December 31, 1996 and 1995 and the results of its revenue, direct expenses and departmental overheads before corporate expenses and interest for the years then ended, in conformity with United States Generally Accepted Accounting Principles.

As described in Note 2 to the financial statements, Marine Division is owned by GMMOS. Marine Division receives managerial and administrative support from GMMOS. GMMOS accounting systems and procedures do not provide sufficient information to develop a reasonable cost allocation of corporate general and administrative expenses and such expenses are not included in the financial statements. As a result, Marine Division net assets to be acquired and the results of revenues, direct expenses and departmental overheads before corporate expenses and interest may not be indicative of conditions that would have existed or results that would have occurred had Marine Division operated as an un-affiliated entity.

Deloitte & Touch


                                                  Dubai
                                                  May 19, 1997

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                           DUBAI--UNITED ARAB EMIRATES

                     STATEMENTS OF NET ASSETS TO BE ACQUIRED
                           DECEMBER 31, 1996 AND 1995

                    (EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

                                                                                       DECEMBER 31,
                                                                     NOTE          1996           1995
                                                                  ----------    -----------    -------
ASSETS
CURRENT ASSETS:
   Inventories..................................................                $       563    $       680
   Claim receivables............................................                         50             --
                                                                                -----------    -----------
     TOTAL CURRENT ASSETS.......................................                        613            680
                                                                                -----------    -----------

PROPERTY, PLANT AND EQUIPMENT (Net).............................       5             33,824         29,855
                                                                                -----------    -----------

TOTAL ASSETS....................................................                $    34,437    $    30,535
                                                                                ===========    ===========

LIABILITIES
CURRENT LIABILITIES.............................................                       None           None


NET ASSETS TO BE ACQUIRED.......................................                $    34,437    $    30,535
                                                                                ===========    ===========



                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                           DUBAI--UNITED ARAB EMIRATES


                   STATEMENTS OF REVENUES, DIRECT EXPENSES AND
                DEPARTMENTAL OVERHEADS BEFORE CORPORATE EXPENSES
          AND INTEREST FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                    (EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

                                                                             YEARS ENDED DECEMBER 31,
                                                                             1996               1995
                                                                         -------------      --------
CHARTER HIRE REVENUE...................................................  $     21,733       $     15,944

OPERATING EXPENSES.....................................................       (10,767)           (10,240)
                                                                         ------------       ------------

   GROSS MARGIN........................................................        10,966              5,704

EXPENSES:

Depreciation...........................................................        (6,390)            (4,786)

Marine Department overheads............................................        (1,244)              (910)
                                                                         ------------       ------------

INCOME BEFORE CORPORATE EXPENSES
   AND INTEREST........................................................  $      3,332       $          8
                                                                         ============       ============


                        See notes to financial statements

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                           DUBAI--UNITED ARAB EMIRATES

                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1996 AND 1995

                    (EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

1.       STATUS AND PRINCIPAL ACTIVITIES:

         The Marine Division (or the Marine Business) is a division of Gulf Marine Maintenance and Offshore Services Company, a Company incorporated in Dubai, U.A.E. (GMMOS), a wholly owned subsidiary of Wellington Capital Limited, a Company incorporated in the Cayman Islands.

         The main activities of Marine Division relate to Charter Hire of Marine Vessels for the oil industry.

2.       BASIS OF PRESENTATION:

         Marine Division is not a stand-alone division or subsidiary of GMMOS and was not generally accounted for separately. As a result, the distinct and separate accounts necessary to present individual Marine Division balance sheets and income statements as of December 31, 1996 and 1995 have not been maintained.

         Marine Division does not maintain stand-alone corporate treasury, legal and other similar corporate support functions. Corporate general and administrative expenses have not been previously allocated to Marine Division. GMMOS accounting systems and procedures do not provide sufficient information to develop a reasonable cost allocation of corporate general and administrative expenses and corporate debt and interest expenses. Marine Division departmental overheads include such costs as selling, secretarial and administrative expenses.

         With respect to cash flows, purchases of inventory along with payroll, capital and other expenditures are funded by Gulf Marine Maintenance and Offshore Services Company L.L.C. (GMMOS), Dubai. Charter Hire Revenue is billed and collected by GMMOS.

         Accordingly, Marine Division maintains only a minimal Petty Cash balance.

         As per GMMOS books and records the marine vessels are carried at revaluation. However, for the purpose of presenting these financial statements as per U.S. GAAP, the marine vessels were restated at cost. Depreciation and accumulated depreciation is restated accordingly.

3.       FINANCIAL STATEMENT PRESENTATION:

         Based upon the above information, the following financial information is presented:

         (a) Statements of net assets to be acquired. These statements include only the net assets of Marine Division being purchased by Hvide Marine Incorporated.

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                           DUBAI--UNITED ARAB EMIRATES

         (b) Statements of revenues, direct expenses and departmental overheads before corporate expenses and interest (see note 8).

         Statements of Cash Flows are not presented as Marine Division has essentially no cash flow.

4.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         (a)      Inventories:

                  Inventories consist of materials and spares and are valued at the lower of FIFO cost or market.

         (b)      Property, Plant and Equipment:

                  Property, plant and equipment are carried at cost and depreciation is provided on the straight line method based on the anticipated useful lives as follows:

                                                                       Years

                  Marine vessels                                       5 to 15
                  Equipment on board                                   2
                  Motor vehicles                                       3
                  Furniture and office equipment                       3
                  Plant, machinery, equipment and tools                1 to 3

         (c)      Revenue Recognition:

                  Charter hire revenue is recognized in the period the related service is rendered. Charges for charter hire is billable on a daily basis.

         (d)      Taxes:

                  In U.A.E. there are no enforced tax laws and hence no corporate taxes on Company's profit or personal taxes on employees' salaries is applicable.

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                           DUBAI--UNITED ARAB EMIRATES

5.       PROPERTY, PLANT AND EQUIPMENT:

                                                                                       DECEMBER 31,
                                                                                   1996             1995
                                                                               ------------    ---------
                                                                                    US$              US$
COST:
Marine vessels..............................................................         63,863           54,394
Equipment on board..........................................................          3,039            2,182
Motor vehicles..............................................................            153              140
Furniture and office equipment..............................................             20               18
Plant, machinery, equipment and tools.......................................             73               73
Other assets (GMMOS Queen under modification)...............................            360              360
                                                                               ------------    -------------

                                                                                     67,508           57,167
                                                                               ------------    -------------

ACCUMULATED DEPRECIATION....................................................         33,684           27,312
                                                                               ------------    -------------

NET BOOK VALUE..............................................................         33,824           29,855
                                                                               ============    =============

The Division does not record capitalized interest on construction (modification) in process as interest expenses are not allocated by GMMOS to the Division.

6.       CURRENCY:

         The Company's books are kept in U.A.E. Dirhams. For the purpose of producing the above financial statements U.A.E. Dirhams are converted to U.S. Dollars using an exchange rate of Dhs 3.67 the exchange rate in effect since the inception of the Division's operations.

7.       EMPLOYEES BENEFITS:

         The only benefits of the employees, other than salary, is that which accrues under the UAE Labor Law. This law requires the payment of a number of days salary as end of service indemnity based on the length of service of each employee.

         As per the terms of agreement, all benefits to the employees at the date of sale will be paid by the seller. The buyer will not have any liability towards the employees before the acquisition.

8.       CORPORATE ALLOCATION:

         The Marine Division does not maintain stand-alone corporate, treasury and other similar corporate support functions. The Division records operating costs of the marine vessels and expenses related primarily to the Division, such as Marine Office salaries, utilities and supplies.

                 MARINE DIVISION OF GULF MARINE MAINTENANCE AND
                         OFFSHORE SERVICE COMPANY L.L.C.
                           DUBAI--UNITED ARAB EMIRATES

         The company's corporate function is not directly involved in the Marine Division operations and accordingly no attempt is made to allocate corporate costs to the Division.

9.       SALE OF MARINE DIVISION:

         On May 14, 1997, Wellington Capital Limited entered into an agreement with Hvide Marine Inc. whereby Hvide Marine Inc. will buy certain assets of the Marine Division and the charter hire agreements without assuming any liabilities. In consideration for these net assets, Wellington Capital Limited will receive upon closing $52,000 in cash, seller note of $6,000 and 141,776 shares of Hvide Marine, Inc. common stock with a fair market value of $3,000.

10.      TRANSACTIONS WITH RELATED PARTIES:

         There was no revenue generated from related parties. Expenses from related parties in terms of costs of renovation of marine vessels and other expenditure amounted to US$ 1,108 in 1996 and US$ 164 in 1995 respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HVIDE MARINE INCORPORATED



                                           By:    /S/ GENE DOUGLAS
                                                     Gene Douglas
                                                 Vice President-Legal,
                                              General Counsel and Secretary


Date:  June 25, 1997